SUMMARY PROSPECTUS
Delaware VIP® Cash Reserve Series — Service Class

April 30, 2010

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2010, are each incorporated by reference into this summary prospectus.

WHAT ARE THE SERIES’ INVESTMENT OBJECTIVES?

Delaware VIP Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value (NAV) of $1 per share.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.45%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.30%
	Total annual series operating expenses	1.05%
	Fee waivers and expense reimbursements1	(0.05%	)
	Total annual series operating expenses after fee waivers and expense reimbursements	1.00%

1 The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2010 through April 30, 2011. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Distributor’s fee waiver for the one-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	$ 102
	3 years	$ 329
	5 years	$ 575
	10 years	$1,278

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and short-term debt instruments of banks and corporations. We may also invest in securities issued by colleges, universities, endowments, and tax-free municipal money market securities issued by states, U.S. territories and possessions, and the District of Columbia, as well as their political subdivisions and other entities.

The Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

The Series maintains an average maturity of 90 days or less. Also, the Series’ investment manager, Delaware Management Company (Manager or we), do not purchase any instruments with an effective remaining maturity of more than 397 calendar days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio, or maintain a stable share value.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Other principal risks include:

Risk	Definition
Credit risk	The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.
Inflation risk	The risk that the return from your investments will be less than the increase in the cost of living due to inflation.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds.
Counterparty risk	The risk that if a series enters into a repurchase agreement, it will be subject to the risk that the counterparty to such an agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

HOW HAS THE DELAWARE VIP® CASH RESERVE SERIES PERFORMED?

The bar chart and table below can help you evaluate the risks of investing in the Series. The bar chart shows how annual returns for the Series’ shares have varied over the past nine calendar years. The table shows the Series’ average annual returns for the 1-year, 5-year, and lifetime periods. The Series’ past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’ highest quarterly return was 1.34% for the quarter ended March 31, 2001 and its lowest quarterly return was 0.04% for the quarter ended December 31, 2003.

Average annual total return for periods ended December 31, 2009

			Lifetime
	1 year	5 years	(5/1/00 to 12/31/09)
Delaware VIP® Cash Reserve Series – Service Class	0.25%	2.96%	2.55%

WHO MANAGES THE SERIES

Investment Manager

Delaware Management Company, a series of Delaware Management Business Trust.

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

Shares of the Series must be purchased through variable annuity contracts or variable life insurance contracts (variable contracts). Because shares of the Series must be purchased through variable contracts, such distributions will be exempt from current taxation if left to accumulate within the variable contracts. You should refer to your contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-865 [12/09] DG3 15041 4/10	Investment Company Act File No. 811-05162